UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2009

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached as Exhibit 100 to this Current Report on Form 8-K is the following financial information from Alcoa Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) the Statement of Consolidated Operations for the years ended December 31, 2008, 2007, and 2006, (ii) the Consolidated Balance Sheet at December 31, 2008 and 2007, (iii) the Statement of Consolidated Cash Flows for the years ended December 31, 2008, 2007, and 2006, (iv) the Statement of Shareholders’ Equity for the years ended December 31, 2008, 2007, and 2006, and (v) the Notes to the Consolidated Financial Statements, tagged as blocks of text.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Documents is unaudited and these are not the financial statements of Alcoa Inc. as filed with the SEC. The purpose of submitting these XBRL-Related Documents is to test the related format and technology and, as a result, investors should not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of these sections, and is not part of any registration statement to which it may relate, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following financial information from Alcoa Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on February 17, 2009, formatted in XBRL: (i) the Statement of Consolidated Operations for the years ended December 31, 2008, 2007, and 2006, (ii) the Consolidated Balance Sheet at December 31, 2008 and 2007, (iii) the Statement of Consolidated Cash Flows for the years ended December 31, 2008, 2007, and 2006, (iv) the Statement of Shareholders’ Equity for the years ended December 31, 2008, 2007, and 2006, and (v) the Notes to the Consolidated Financial Statements, tagged as blocks of text, are furnished as exhibits to this Current Report on Form 8-K and are collectively referred to as Exhibit 100:

100.INS	XBRL Instance Document

100.SCH	XBRL Taxonomy Extension Schema Document

100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

100.DEF	XBRL Taxonomy Extension Definition Linkbase Document

100.LAB	XBRL Taxonomy Extension Label Linkbase Document

100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Tony R. Thene
Tony R. Thene
Vice President and Controller

Dated: April 10, 2009

EXHIBIT INDEX

Exhibit No.	Description
100.INS	XBRL Instance Document

100.SCH	XBRL Taxonomy Extension Schema Document

100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

100.DEF	XBRL Taxonomy Extension Definition Linkbase Document

100.LAB	XBRL Taxonomy Extension Label Linkbase Document

100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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